Exhibit 99.1

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following pro forma condensed consolidated financial information is based on the historical financial statements of Convergys Corporation (“Convergys, or “the Company”), including certain pro forma adjustments, and has been prepared to illustrate the pro forma effect of the Company’s sale of the Human Resource Management (“HR Management”) business to NorthgateArinso.

The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008 and 2007 assume that the sale occurred at the beginning of the period presented. The unaudited pro forma consolidated balance sheet as of March 31, 2010 is presented as if the sale occurred as of March 31, 2010.

The unaudited pro forma condensed consolidated financial information has been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations that might have occurred had the distribution occurred as of the dates stated above. The pro forma adjustments are described in the notes.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the financial statements and notes and related Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

CONVERGYS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in Millions Except Per Share Amounts)

(1) Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the HR Management sale as if it occurred at the beginning of the period presented in the pro forma statements of operations for the three months ended March 31, 2010 and the years ended December 31, 2009, 2008, and 2007 and as of March 31, 2010 in the pro forma balance sheet.

(2) Pro Forma Adjustments

The unaudited pro forma condensed consolidated statements of earnings and balance sheet reflect the effect of the following pro forma adjustments:

a.	Elimination of revenue historically reported by the HR Management business that would not have been recognized by Convergys as a result of the sale, partially offset by the addition of revenue that would have been received related to services provided to NorthgateArinso subsequent to the sale. Additional revenue assumptions are based upon monthly service fees under the Transition Services Agreement entered into by the Company with NorthgateArinso upon completion of the sale.

b.	Reduction of activity as a result of the HR Management sale. For the indicated line items, all historical activity reported as part of the HR Management business has been eliminated. No other adjustments or allocations have been assumed.

c.	Reduction of selling, general and administrative costs as a result of the HR Management sale. These pro forma adjustments do not eliminate costs related to transition services to be provided subsequent to the sale and certain other costs determined to be not direct to HR Management. Further, no adjustment has been made to reflect any potential reductions in corporate costs in response to this change in the Company.

d.	Reflects the impact of a reduction in debt for the $85 received in cash at closing assuming pay down of the Company’s $400 Five-Year Competitive Advance and Revolving Credit Facility (the Revolving Credit Facility) beginning September 2008. The effective interest rate under this facility wax 4.7% in 2008 and 3.3% in 2009. Prior to drawdown of the available amount under this facility, cash received is maintained in cash and cash equivalents with corresponding interest income assumed.

e.	Adjustment to tax expense to reflect the income tax rate for the Company excluding the benefit derived from the HR Management business and the net tax expense associated with pro forma revenue and interest expense adjustments.

f.	Reflects $85 of cash to be received (including $80 received at closing and $5 to be received upon successful closing of the sale of the Company’s HRM operations in Singapore, India and Russia, which are expected to be completed during the current year) and a $15 note due in installments at the second and third anniversary of closing. As a result of cash expected to be received, this adjustment assumes repayment of $85 of the Company’s long-term debt. The adjustment to cash reflects payments made for previously accrued liabilities settled as part of the sale completion process.

g.	Adjustment for certain deferred tax assets and advance payments originating from the HR Management business that will be retained by the Company subsequent to completion of the sale.

h.	The elimination of assets and liabilities associated with HR Management included in the Company’s historical consolidated financial statements.

i.	Adjustment of non-current liabilities relates to settlement of previously accrued items as part of the completion of the sale process. The adjustment to the deferred tax liability includes accrual of tax incurred as a result of the taxable gain on the sale. The adjustment to current liabilities includes the accrual of other additional costs incurred in connection with completion of the sale, net of a reduction for the settlement of previously accrued items in cash.

j.	Shareholders’ equity was adjusted as a result of adjustments (f), (g), (h) and (i) above.

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2010

(In millions, except per Common Share amounts)

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Operations
Revenues	$546.0	$6.8(a	)	$552.8
Operating Costs and Expenses:
Cost of providing services and products sold	322.0	—		322.0
Selling, general and administrative expenses	158.6	—		158.6
Research and development costs	15.1	—		15.1
Depreciation	25.6	—		25.6
Amortization	2.6	—		2.6

Total costs and expenses	523.9	—		523.9

Operating Income	22.1	6.8		28.9
Equity in earnings of Cellular Partnerships	13.3	—		13.3
Other income, net	8.3	—		8.3
Interest expense	(5.7)	0.7	(d)	(5.0)

Income before income taxes	38.0	7.5		45.5
Income tax expense	12.4	2.9	(e)	15.3

Income from Continuing Operations, net of tax	25.6	4.7		30.3

Earnings per share:
Basic	$0.21			$0.25
Diluted	$0.20			$0.24
Weighted Average Common Shares Outstanding:
Basic	123.4			123.4
Diluted	125.9			125.9

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

(In millions, except per Common Share amounts)

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Operations
Revenues	$2,827.2	$(370.9	)(a)	$2,456.3
Operating Costs and Expenses:
Cost of providing services and products sold	1,925.8	(464.2	)(b)	1,461.6
Selling, general and administrative expenses	648.8	(32.4	)(c)	616.4
Research and development costs	74.2	—	(b)	74.2
Depreciation	118.9	(8.6	)(b)	110.3
Amortization	11.7	(0.8	)(b)	10.9
Restructuring charges	47.0	(3.7	)(b)	43.3
Asset impairment	113.6	(110.5	)(b)	3.1

Total costs and expenses	2,940.0	(620.2)		2,319.8

Operating (Loss) Income	(112.8)	249.3		136.5
Equity in earnings of Cellular Partnerships	41.0	—		41.0
Other income (expense), net	(16.9)	(0.3	)(b)	(17.2)
Interest expense	(28.9)	2.8	(d)	(26.1)

(Loss) income before income taxes	(117.6)	251.8		134.2
Income tax (benefit) expense	(40.3)	68.3	(e)	28.0

Net (Loss) Income	$(77.3)	$183.5		$106.2

(Loss) earnings per share:
Basic	$(0.63)			$0.87
Diluted	$(0.63)			$0.85
Weighted average common shares outstanding:
Basic	122.8			122.8
Diluted	122.8			124.9

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(In millions, except per Common Share amounts)

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Operations
Revenues	$2,785.8	$(230.4	)(a)	$2,555.5
Operating Costs and Expenses:
Cost of providing services and products sold	1,892.9	(269.1	)(b)	1,623.8
Selling, general and administrative expenses	593.8	(32.1	)(c)	561.7
Research and development costs	54.9	—		54.9
Depreciation	119.0	(9.3	)(b)	109.7
Amortization	13.5	(2.2	)(b)	11.3
Restructuring charges	34.4	(10.5	)(b)	23.9
Asset impairment	268.6	(268.6	)(b)	—

Total costs and expenses	2,977.1	(591.8)		2,385.3

Operating (Loss) Income	(191.3)	361.5		170.2
Equity in earnings of Cellular Partnerships	35.7	—		35.7
Other income (expense), net	14.3	1.9	(b)	16.2
Interest expense	(22.6)	1.4	(d)	(21.2)

(Loss) income before income taxes	(163.9)	364.8		200.9
Income tax (benefit) expense	(71.0)	107.0	(e)	36.0

Net (Loss) Income	$(92.9)	$257.8		$164.9

(Loss) earnings per share:
Basic	$(0.75)			$1.34
Diluted	$(0.75)			$1.31
Weighted average common shares outstanding:
Basic	123.5			123.5
Diluted	123.5			125.9

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(In millions, except per Common Share amounts)

(Amounts In Millions Except Per Share Amounts)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Disposed		Unaudited Pro Forma Statement of Operations
Revenues	$2,844.3	$(228.9	)(a)	$2,615.4
Operating Costs and Expenses:
Cost of providing services and products sold	1,837.9	(211.1	)(b)	1,626.8
Selling, general and administrative expenses	554.9	(42.8	)(c)	512.1
Research and development costs	73.4	(1.6	)(b)	71.8
Depreciation	115.4	(8.7	)(b)	106.7
Amortization	9.0	(2.6	)(b)	6.4
Restructuring charges	3.4	—		3.4
Asset impairment	5.5	(2.8	)(b)	2.7

Total costs and expenses	2,599.5	(269.6)		2,329.9

Operating Income	244.8	40.7		285.5
Equity in earnings of Cellular Partnerships	14.3	—		14.3
Other income, net	4.0	0.2	(b)	4.2
Interest expense	(17.5)	0.7	(d)	(16.8)

Income before income taxes	245.6	41.6		287.2
Income tax (benefit) expense	76.1	13.2	(e)	89.3

Net Income	$169.5	$28.4		$197.9

Earnings per share:
Basic	$1.26			$1.48
Diluted	$1.23			$1.44
Weighted average common shares outstanding:
Basic	134.1			134.1
Diluted	137.7			137.7

CONVERGYS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2010

(In millions, except per Common Share amounts)

(In Millions)	Historical	Pro Forma Adjustments for Activity of Business and Net Assets Distributed		Unaudited Pro Forma Balance Sheet
Assets
Current Assets
Cash and cash equivalents	$108.4	$(28.2	)(f)	$80.2
Receivables, net of allowance of $14.2	367.3	—		367.3
Deferred income tax benefits	46.0	—		46.0
Prepaid expenses	38.3	—		38.3
Other current assets	113.9	23.9	(g)	137.8
Current assets – Held for Sale	134.7	(134.7	)(h)	—

Total current assets	808.6	(139.0)		669.6
Property and equipment, net	339.7	—		339.7
Goodwill, net	984.7	—		984.7
Other intangibles, net	47.5	—		47.5
Investments in Cellular Partnerships	58.3	—		58.3
Other Assets	110.0	15.0	(f)	125.0

Total Assets	$2,348.8	$(124.0)		$2,224.8

Liabilities and Shareholders’ Equity
Current Liabilities
Debt maturing within one year	$152.6	$(85.0	)(f)	$67.6
Payables, deferred revenue and other current liabilities	388.4	(9.3	) (i)	379.1
Current liabilities – Held for Sale	108.5	(108.5	)(h)	—

Total current liabilities	649.5	(202.8)		446.7
Long-term debt	64.3	—		64.3
Deferred income tax liability	83.2	45.0	(i)	128.2
Accrued pension liability	130.6	—		130.6
Other liabilities	171.5	(15.0	)(i)	156.5

Total liabilities	1,099.1	(172.8)		926.3

Shareholders’ Equity
Preferred shares – without par value, 5.0 authorized;	—	—		—
none outstanding
Common shares – without par value, 500.0 authorized;	1,047.1	—		1,047.1
183.7 issued, 123.7 outstanding
Additional paid-in capital	36.0	—		36.0
Treasury stock – 60.0 at March 31, 2010	(1,040.3)	—		(1,040.3)
Retained earnings	1,256.0	38.5	(j)	1,294.5
Accumulated other comprehensive income (loss)	(49.1)	10.3	(h)	(38.8)

Total shareholders’ equity	1,249.7	48.8		1,298.5

Total Liabilities and Shareholders’ Equity	$2,348.8	$(124.0)		$2,224.8